                                                                   EXHIBIT 10.22

NEITHER THIS WARRANT, NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR QUALIFIED OR REGISTERED UNDER CALIFORNIA OR OTHER APPLICABLE SECURITIES LAWS, AND THIS WARRANT HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL, THAT SAID REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND THAT APPLICABLE STATE SECURITIES LAWS HAVE BEEN SATISFIED.

Issued as of the 8th day of September, 2000

Initial Warrant Price: $1.92

Number of Shares Initially Subject to Warrant: 1,050,000



                          CLASS A COMMON STOCK WARRANT

                                       of

                               RESOURCEPHOENIX.COM



        THIS CERTIFIES THAT LEASE MANAGEMENT ASSOCIATES, INC. (the "Holder") is entitled to purchase from ReSourcePhoenix.com, a Delaware corporation (the "Company"), during the Exercise Period 1,050,000 shares of fully-paid and non-assessable shares of Company's Class A Common Stock (the "Common"), at a price of $1.92 per share (the "Warrant Price"), provided, however, that for each $100,000 of the $7,000,000 Commitment Amount under the Loan (hereinafter defined) not utilized by the ReSource/Phoenix, Inc. ("RPI") as of the earlier to occur of (a) the date RPI has borrowed all amounts available under the Senior Loan and Security Agreement dated as of August 31, 2000, between Lease Management Associates, Inc. and RPI (the "Loan"), and (b) February 28, 2002 (the "Commitment Termination Date"), the number of Warrant Shares purchasable hereunder, commencing as of the Commitment Termination Date, shall be reduced by 10% of the number of Warrant Shares that would be purchasable hereunder. The possible reduction in the number of Warrant Shares as of the Commitment Termination Date in accordance with the preceding sentence shall not affect the holder's right to exercise this Warrant, in whole or in part, based on 100% of the Warrant Shares subject hereto as of the Closing Date, prior to the Commitment Termination Date in connection with a bona fide sale to the third party of the Warrant Shares or the Common Stock acquired upon exercise of the Warrant Shares, whether such sale is in connection with a Registration, merger, sale or consolidation of the Company or otherwise. The Warrant Price and number of shares are subject to adjustment as set forth herein. The "Exercise

Period" commences on September 8, 2000 (the "Effective Date") and terminates on the third anniversary of the Effective Date.

        This Warrant is subject to the following terms and conditions:

        1. Exercise of Warrant. Holder may exercise this Warrant in whole or in part, at any time during the Exercise Period, by surrendering this Warrant together with the "Notice of Exercise" and "Investment Representation Statement" attached hereto as Exhibits "A" and "B", respectively, duly completed and executed, at Company's address set forth below its signature hereto (the "Principal Office") and by paying Company, in the manner provided for in the following paragraph, the Warrant Price for the Common purchased.

In lieu of exercising this Warrant for cash, Holder may elect to receive shares of Common equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant at the Principal Office of the Company together with the "Notice of Exercise" and "Investment Representation Statement" attached hereto as Exhibits "A" and "B", respectively, in which event the Company shall issue to Holder a number of shares of Common computed using the following formula:

                      X = Y (A-B)
                          -------
                             A

Where:          X = the number of shares of Common to be issued to Holder.

                Y= the number of shares of Common purchasable under this Warrant (at the date of such calculation).

                A= the fair market value of one share of Common (at the date of such calculation).

                B = Warrant Price.

               For purposes of converting this Warrant in accordance with the preceding paragraph, the fair market value per share of the Common on any particular date shall be (a) the average of the daily closing prices per share of the Common for the thirty (30) trading days ending on such date. The closing price for each day shall be the last sale price on such date, or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the NASDAQ National Market or other registered national stock exchange on which the Common is then listed. If there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common is not then listed on any registered national stock exchange, the closing bid price for a share of Common in the over-the-counter market, as reported by NASDAQ or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Common is not then reported by NASDAQ or the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the "Pink Sheets" quote for the Common, or (d) if the Common is not then publicly traded, the fair market value of a share of Common as determined in good faith by the Company's Board of Directors.

        Holder may make the exercise of this Warrant contingent upon (i) the closing of any consolidation or merger of Company with or into any other unaffiliated party or any other reorganization in which Company will not be the continuing or surviving entity of such consolidation, merger or reorganization (a "Merger"), or (ii) the sale of all or substantially all of Company's assets (a "Sale"). Company shall notify Holder if an event or transaction of the kind described in this section is proposed at least fifteen (15) days prior to the closing of such event or transaction; such notice shall also contain such details of the proposed event or transaction as are reasonable in the circumstances.

        Upon exercise of this Warrant in connection with a Sale or Merger, the successor entity in a Sale or Merger shall assume the obligations of this Warrant, and this Warrant shall survive such Sale or Merger and shall be exercisable for the same securities, cash, and property as would be payable for the shares issuable upon exercise of the unexercised portion of this Warrant as if such shares were outstanding on the record date for such Sale or Merger and subsequent closing. The Warrant Price shall be adjusted accordingly. Notwithstanding anything to the contrary contained herein, unless expressly assumed in connection with a Sale or Merger, this Warrant shall terminate upon such Sale or Merger in the event that Holder fails to exercise this Warrant.

        Certificates for the shares issuable upon exercise of this Warrant and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant shall be issued as of the Exercise Date and shall be delivered to Holder within thirty (30) days following the Exercise Date (subject to the transfer restrictions contained herein and upon Holder paying applicable transfer taxes). All shares of Common issued upon the exercise hereof shall be fully paid and non-assessable and shall be free from all taxes, liens and charges with respect thereto except with respect to restrictions on transfer of such securities under federal and state securities laws.

        2. Transfer and Exercise Conditions. This Warrant may be transferred or exercised only if (i) Company receives, at the time of such transfer or exercise, a representation in writing that this Warrant (or portion hereof transferred) or the shares of Common or other securities being issued upon such exercise, as applicable, are being acquired for investment not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof, and (ii) other than a transfer registered under the Securities Act, Company receives a legal opinion, in form and substance satisfactory to it, reciting the pertinent circumstances surrounding the proposed transfer and stating that it is exempt from the Securities Act's prospectus and registration requirements. The opinion requirement may be waived by Company in connection with a transfer to an affiliate of Holder, so long as the transfer complies with applicable securities laws and such affiliate is an accredited investor. Each certificate evidencing the shares of Common issued upon exercise of this Warrant or upon any transfer of such shares (other than a transfer registered under the Securities Act or any subsequent transfer of shares so registered) shall, at Company's option, contain a legend, in form and substance satisfactory to Company, restricting the transfer of such shares to sales or other dispositions exempt from the Act's requirements.

        3. Adjustment of Warrant Price and Shares. The Warrant Price and the number of shares purchasable hereunder shall be adjusted from time to time as follows:

               (a) Subdivisions or Combinations. If outstanding shares of the Common are subdivided, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the outstanding shares of the Common are combined, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as applicable.

               (b) Stock Dividends. If a dividend is paid with respect to Class A Common Stock in Class A Common Stock, then the Warrant Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to the price determined by multiplying the Warrant Price in effect immediately prior to such date by a fraction (i) the numerator of which is the total number of shares of Common outstanding immediately prior to such dividend and (ii) the denominator of which is the total number of shares of Common outstanding immediately after such dividend.

               (c) Reclassification. In case of any reclassification, change or conversion of securities of the class or series issuable upon exercise hereof (other than as a result of a Merger or Sale or a subdivision or combination described above), or in case of any Merger or Sale where the successor entity is obligated to assume or agrees to assume the obligations of this Warrant, Company or such successor entity, as applicable, shall duly execute and deliver to Holder a new warrant so that Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, upon exercise of this Warrant and in lieu of the shares of Common theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of Common then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this section. The provisions of this subsection shall similarly apply to successive reclassifications, changes, and conversions.

               (d) Adjustment of Number of Shares. Upon each adjustment of the Warrant Price pursuant to paragraphs (a) and (b) of this Section 3, the number of shares of Common Stock purchasable hereunder shall be adjusted to the nearest whole share, to the number obtained by dividing the aggregate Warrant Price in effect (prior to the adjustment of the Warrant Price) by the Warrant Price as adjusted.

               (e) Notices. Within thirty (30) days after any adjustment of the Warrant Price or the number of shares of Common purchasable hereunder, Company shall give written notice to Holder of the adjusted Warrant Price and any increase or decrease in the number of shares purchasable hereunder, setting forth in reasonable detail the method of calculation of each.

        4. Registration Rights.

               (a) Piggyback Registrations. The Company shall notify Holder in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding registration statements relating solely to any employee benefit plan or a corporate reorganization) and will afford Holder an opportunity to include in such registration statement all or any part of the Common Stock of the Company issuable upon exercise of this Warrant ("Registrable Securities"). Subject to clause (i) of this Section 4(a), in the event that Holder desires to include in any such registration statement all or any part of the Registrable Securities Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If Holder is not permitted to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Not withstanding anything to the contrary contained in this Section 4, Holder shall have no registration or related rights with respect to the S-1 registration statement filed by the Company on June 12, 2000.

                      (i) Underwriting. If a registration statement under which the Company gives notice under this Section 4 is for an underwritten offering, then the Company shall so advise the Holder. In such event, the right of Holder to have its Registrable Securities included in a registration pursuant to this
Section 4 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. In the event that Holder proposes to distribute its Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Warrant, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company and/or any person or entity exercising demand registration rights in the offering, if any, and second, to Holder. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                      (ii) Expenses. All expenses incurred in connection with a registration pursuant to this Section 4 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company shall be borne on a pro rata basis by Company and all holders of piggyback registration rights.

               (b) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Warrant, the Company shall, as expeditiously as reasonably possible:

                      (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of Holder, use its best efforts to keep such registration statement effective for a period of 180 days or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs;

                      (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                      (iii) Furnish to Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration;

                      (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder;

                      (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and Holder shall also enter into and perform its obligations under such an agreement;

                      (vi) Notify Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, may be deemed to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and Holder, upon receipt of any such notice from the Company, shall refrain from selling any securities pursuant to such prospectus until notified by the Company that trading may resume.

               (c) Furnish Information. Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to timely effect the registration of Holder's Registrable Securities.

               (d) Delay of Registration. Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

               (e) Indemnification. In the event any Registrable Securities are included in a registration statement under Section 4, the following shall apply.

                      (i) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless Holder, the partners, officers and directors of Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the 1934 Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"):

                           (A) any untrue statement or alleged untrue statement
of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           (B) the omission or alleged omission to state therein
a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                           (C) any violation or alleged violation by the Company
of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with duly executed written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of Holder.

                      (ii) By Selling Holder. To the extent permitted by law, Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other party selling securities under such registration statement or any of such other party's partners, directors or officers or any person who controls such party within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such party, partner or director, officer or controlling person of such party may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with duly executed written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other party, partner, officer, director or controlling person of such other party in connection with investigating or defending any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by Holder under this Section 4(e)(ii) in respect of any Violation or Violations shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                      (iii) Notice. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained, by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

                      (iv) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                      (v) Survival. The obligations of the Company and Holder under this Section 4 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

               (f) Termination of Registration Rights. The rights of Holder under this Section 4 shall terminate upon the earliest to occur of (i) effective registration of the Registrable Securities and resale in accordance with the registration statement governing such sale, (ii) expiration of the holding period that would be applicable to the Registrable Securities under Rule 144(k) promulgated under the Securities Act were the Registrable Securities not held by an affiliate of Company and (iii) resale of the Registrable Securities under Rule 144 promulgated under the Securities Act.

        5. Holder Representations. Concurrently herewith, Holder shall have executed the Investment Representation Statement.

        6. Company Representations. Company represents and warrants to Holder, as of the Effective Date:

               (a) This Warrant has been duly authorized and executed by Company and is a valid and binding obligation of Company, enforceable in accordance with its terms except as to the effect of (i) applicable bankruptcy and similar laws affecting the rights of creditors generally, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

               (b) The Common, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue of such shares, except with respect to restrictions on transfer of such securities under federal and state securities laws.

               (c) Company's execution and delivery of this Warrant does not, and the issuance of the Common upon exercise of this Warrant in accordance with the terms hereof does not, (i) conflict with Company's Articles or Bylaws, (ii) contravene any law, governmental rule or regulation, judgment or order applicable to Company, or (iii) conflict with or constitute a default under any contract to which Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, other than state or federal securities law filings.

During the period within which this Warrant may be exercised, Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common to provide for the exercise of this Warrant.

        7. Miscellaneous.

               (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of the successors or assigns of Company and of Holder, subject to compliance by Holder with the provisions hereof, and of the Common issued or issuable upon the exercise hereof, and Company's obligations relating to the Common issuable upon exercise of this Warrant shall survive such exercise.

               (b) Any communication pursuant hereto will be sufficiently given if sent by first class mail, postage prepaid, addressed to (a) Holder at its last known address appearing on Company's books or (b) Company at the Principal Office. A party may designate a different address (and Company may change the Principal Office) by notice to the other pursuant to this subsection. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this subsection.

               (c) Company shall not, by amendment of the Articles or otherwise, avoid or seek to avoid the observance or performance of any of the terms hereof, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action needed or appropriate to protect Holder's rights against impairment.

               (d) Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

               (e) This Warrant shall be governed by the laws of the State of California, without giving effect to conflicts of law principles.

        IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer.


RESOURCEPHOENIX.COM


By:  /s/ Greg Thornton
   -----------------------------

Print Name:  Greg Thornton
          ----------------------

Title:   Chief Financial Officer
      --------------------------

Address: 2401 Kerner Boulevard
San Rafael, CA 94901

ACCEPTED AND AGREED:

LEASE MANAGEMENT ASSOCIATES, INC.

By:     /s/ Andrew Gregson
   -------------------------------

Title:  Vice President & Treasurer
      ----------------------------

                                    EXHIBIT A

                               Notice of Exercise



(To be executed only upon exercise of Warrant)

        The undersigned Holder of this Warrant (the "Holder") irrevocably exercises this Warrant for __________ shares of the Class A Common Stock of ReSource Phoenix.com (the "Exercise Shares"), on the terms and conditions specified in this Warrant, and requests that a certificate for the Exercise Shares hereby purchased be issued in the name of and delivered to ______________________________ whose address is
______________________________________, and, if such shares shall not include all of the shares for which this Warrant is exercisable, that a new Warrant of like tenor and date for the balance of the shares issuable hereunder (properly reduced to reflect cashless exercise, if applicable) be delivered to the undersigned.



        The Holder wishes to utilize cashless exercise in payment of the exercise price for the Exercise Shares and hereby authorizes the Company to adjust the number of shares for which this Warrant may be exercised in the future to properly reflect such cashless exercise:

         Yes, for          shares                             No
                  --------                     --------------


Dated:
      ----------------------------


                                      -----------------------------------
                                      Signature of Registered Owner


                                      Title:
                                            -----------------------------


                                      -----------------------------------
                                      (Street Address)


                                      -----------------------------------
                                      (City) (State) (Zip Code)

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

                               Warrant to Purchase
                            Shares of Class A Common
                          Stock of ReSourcePhoenix.com


        In connection with the purchase of the above-listed securities the undersigned hereby represents to ReSourcePhoenix.com ("Company"):

        1. Receipt of Information. It has received all the information it considers necessary or appropriate for deciding whether to purchase Company's Class A Common Stock issuable upon exercise of the Warrant, dated September 8, 2000 (the "Warrant"), issued by Company to it, and it has examined any information furnished to it by Company in connection therewith.

        2. Investment Representation.

               (a) The Warrant and the shares of stock to be received by it upon exercising the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and it has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, it further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations with respect to any Securities.

               (b) It understands that the Securities may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such Securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein. It is an "Accredited Investor", as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission.

               (c) It will not make a disposition of any Securities until it has
(i) notified Company of the proposed disposition and has furnished Company with a statement of the circumstances surrounding the proposed disposition, and (ii) has furnished Company with an opinion of counsel satisfactory to Company and Company's counsel to the effect that (a) appropriate action for complying with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(b) the proposed transfer will not violate any of said laws.

               (d) It is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. It has had the opportunity to ask questions of Company concerning Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by Company.

               (e) It acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

               (f) It represents that at no time was it presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

               (g) If it is the original holder of the Warrant, it has a preexisting business or personal relationship with Company or any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by Company or any affiliate or selling agent of Company, directly or indirectly, has, and could be reasonably assumed to have, the capacity to protect its own interests in connection with the purchase of the Securities.


Dated:
      -------------------------------

-------------------------------------
           [Signature]